Wireless Fund

Semi-Annual Report

September 30, 2002

Performance Information - Wireless Fund

September 30, 2002 (unaudited)

Average annual total returns for period ended 9/30/02

9/30/02 NAV $1.86

	1 year	Since Inception (4/3/00)
Wireless Fund	-53.77%	-61.43%
Nasdaq**	-21.29%	-41.66%
Standard & Poor’s 500 Index***	-20.05%	-20.07%

*Returns include change in share prices and in each case include reinvestment of any dividends and capital gain distributions.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results.  Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.  Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

Portfolio of Investments - Wireless Fund

September 30, 2002 (unaudited)

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Circuit Boards
18,300	Flextronics International*	$ 127,551	3.34%

Communications Equipment
4,700	Catapult Communications Corp.	45,825
12,680	Comverse Technology*	88,633
12,000	Comtech Telecommunications Corp.*	84,600
24,251	Nokia Corp. ADR	321,326
5,000	Interdigital Communications Corp.*	43,500
17,000	Power Wave Technologies*	57,630
13,380	Qualcomm *	369,556
3,500	Spectralink Corp.*	19,915
23,800	UT Starcom*	363,426
		1,394,411	36.51%

Communications Services
28,500	Metro One Communications*	242,250	6.34%

Computer Hardware
20,000	Palm, Inc.*	14,800	0.39%

Computer Networks
9,600	Brocade Communications*	72,288	1.89%

Computer Peripheral Equipment, NEC
12,700	Cisco Systems Inc.*	133,096
21,500	EMC Corporation*	98,255
		231,351	6.06%

*Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 1

Portfolio of Investments - Wireless Fund

Continued

September 30, 2002 (unaudited)

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Electronic Instruments and Controls
26,300	Kopin Corporation*	91,524
29,000	Wireless Facilities, Inc.*	128,470
		219,994	5.76%
Prepackaged Software
13,000	Oracle*	102,180	2.67%

Semiconductors and Related Services
7,500	Analog Devices, Inc.*	147,750
24,000	Applied Micro Devices*	68,640
5,500	Broadcom*	58,740
9,300	Cree, Inc.*	116,250
10,400	Intel Corp.	144,456
8,500	Intersil Corporation*	110,160
12,200	PMC Sierra*	47,336
15,700	RF Micro Devices, Inc.*	94,200
16,600	Texas Instruments, Inc.	245,182
119,000	Transwitch Corp.*	48,790
		1,081,504	28.32%
Software and Programming
5,900	Amdocs Limited*	37,760
6,300	BEA Systems, Inc.*	32,634
8,630	Checkpoint Software Tech.*	118,576
		188,970	4.95%
Telephone and Telegraph Apparatus
29,500	Openwave Systems*	18,290
4,000	Plantronics*	65,200
		83,490	2.19%

Total for Common Stock		3,758,789	98.43%

Cash and Equivalents
60,050	Firstar American Treasury Obligation Fund 1.27%	60,050	1.57%

	Total Investments	3,818,839	100.00%
	(Identified Cost -$13,398,727)

	Assets less other Liabilities	(17)	0.00%

	Net Assets	$ 3,818,822	100.00%

 *Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 2

Statement of Assets and Liabilities - Wireless Fund

September 30, 2002 (unaudited)

Assets:
Investment Securities at Market Value	$ 3,818,839
(Identified Cost -$13,398,727)
Cash	7,189
Receivables:
Dividends and Interest	46
Total Assets	3,826,074
Liabilities
Advisory Fees Payable	7,252
Total Liabilities	7,252
Net Assets	$ 3,818,822
Net Assets Consist of:
Capital Paid In	33,783,791
Accumulated and Undistributed Net Investment Income	(50,392)
Realized Gain (Loss) on Investments - Net	(20,334,689)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(9,579,888)
Net Assets, for 2,048,428 Shares Outstanding	$ 3,818,822
Net Asset Value and Redemption Price
Per Share ($3,818,822/2,048,428 shares)	$ 1.86

Statement of Operations

September 30, 2002 (unaudited)

For The Six Month Period Ending September 30, 2002

Investment Income:
Dividends	$ 7,061
Interest	718
Total Investment Income	7,779
Expenses: (Note 2)
Management Fees	57,505
Total Expenses	57,505

Net Investment Loss	(49,726)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(730,681)
Unrealized Appreciation (Depreciation) on Investments	(3,768,992)
Net Realized and Unrealized Gain (Loss) on Investments	(4,499,673)

Net Increase (Decrease) in Net Assets from Operations	$ (4,549,399)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 3

Statement of Changes in Net Assets - Wireless Fund

September 30, 2002 (unaudited)

	4/1/2002	4/1/2001
	to	to
	9/30/2002	3/31/2002
From Operations:
Net Investment Loss	$ (49,726)	$ (171,527)
Net Realized Gain (Loss) on Investments	(730,681)	(4,256,113)
Net Unrealized Appreciation (Depreciation)	(3,768,992)	984,236
Increase (Decrease) in Net Assets from Operations	(4,549,399)	(3,443,404)
From Capital Share Transactions:
Proceeds From Sale of Shares	788,353	4,569,645
Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(791,850)	(3,273,597)
Net Increase from Shareholder Activity	(3,497)	1,296,048

Net Increase (Decrease) in Net Assets	(4,552,896)	(2,147,356)

Net Assets at Beginning of Period	8,371,718	10,519,074
Net Assets at End of Period	$ 3,818,822	$ 8,371,718

Share Transactions:
Issued	268,205	885,432
Reinvested	0	0
Redeemed	(277,065)	(603,570)
Net increase (decrease) in shares	(8,860)	281,862
Shares outstanding beginning of period	2,057,288	1,775,426
Shares outstanding end of period	2,048,428	2,057,288

Financial Highlights - Wireless Fund

September 30, 2002 (unaudited)

Selected data for a share outstanding throughout the period:	4/1/2002	4/1/2001	4/3/2000**
	to	to	to
	9/30/2002	3/31/2002	3/31/2001
Net Asset Value -
Beginning of Period	$4.07	$5.92	$20.00
Net Investment Income	(0.02)	(0.09)	(0.23)
Net Gains or Losses on Securities
(realized and unrealized)	(2.19)	(1.76)	(13.85)
Total from Investment Operations	(2.21)	(1.85)	(14.08)
Net Asset Value -
End of Period	$1.86	$4.07	$5.92
Total Return	(54.30)%	(31.25)%	(70.40)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	3,819	8,372	10,519

Ratio of Expenses to Average Net Assets*	1.95%	1.95%	1.95%
Ratio of Net Income to Average Net Assets*	-1.69%	-1.70%	-1.60%
Portfolio Turnover Rate*	19.77%	50.52%	247.88%

* Annualized
** Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report 4

Notes to Financial Statements - Wireless Fund

September 30, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

Wireless Fund (the "Fund") is a non-diversified series of the Wireless Trust (the "Trust"), a management investment company.  The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below.

SECURITY VALUATION:

The Fund, under normal market conditions, invests a least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Semi-Annual Report 5

OTHER:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

2.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Value Trend Capital Management, LP. and a sub-advisory agreement with Berkshire Capital Holdings, Inc.  The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.95% for investment adviser services. The Advisor is responsible for paying the sub-advisor.  As a result of the above calculation, for the six month period ended September 30, 2002, the advisor and sub-advisor received management fees totaling $57,505.

Value Trend Capital Management pays all operating expenses of the Fund with the exception of taxes, interest, brokerage commissions and extraordinary expenses.

3.)

RELATED PARTY TRANSACTIONS

Control persons of Value Trend Capital Management, LP. (the "Advisor") also serve as directors of the Fund.  These individuals receive benefits from the Advisor resulting from management fees paid to the Advisor of the Fund.

4.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2002 was $33,783,791 representing 2,048,428 shares outstanding.

5.)

PURCHASES AND SALES OF SECURITIES

For the six month period ending September 30, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $781,983 and $567,382 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at September 30, 2002 was $13,398,727.

At September 30, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
1,976	(9,581,864)	(9,579,888)

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2002, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 38% of the Wireless Fund.

8.)

LOSS CARRYFORWARDS

At March 31, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $19,081,116, of which $14,791,823 expires in 2009 and $4,289,293 expires in 2010.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Semi-Annual Report 6

Board of Trustees

Thomas H. Addis III

George Cossolias, CPA

Bradley J. DeHaven

Jeffrey R. Provence

Ross C. Provence

Investment Adviser

Value Trend Capital Management, LP

480 North Magnolia Avenue, Suite 103

El Cajon, CA 92020

Sub-Adviser

Berkshire Capital Holdings, Inc.

475 Milan Drive, Suite 103

San Jose, CA 95134

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, Ohio 44141

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

McCurdy & Associates CPA's, Inc.

27955 Clemens Rd.

Westlake, Ohio  44145